United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut	06880
(Address of principal executive offices)	(Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878

Date of fiscal year end:    12/31

Date of reporting period:   12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.    Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The
Westport
Funds

Westport Select Cap Fund
Westport Fund

Annual Report December 31, 2009

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– December 31, 2009

Fund or Index	One Year	Five Years	Ten Years #	Since Inception#, i
Westport Select Cap Fund – Class Rii	28.99%	2.45%	5.55%	9.05%
Russell 2000® Indexiv	27.17%	0.51%	3.51%	4.36%
Westport Fund – Class Riii	32.17%	5.79%	6.52%	9.84%
Russell Midcap® Indexiv	40.48%	2.43%	4.98%	6.45%

As set forth in the Funds’ prospectus dated May 1, 2009, the actual Total Annual Fund Operating Expenses for Class R shares of each of  the Westport Select Cap Fund and the Westport Fund was 1.37% at December 31, 2008.  Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees.  During the fiscal year ended December 31, 2008, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.16% and 0.12%, respectively.  Please see the Funds’ Financial Highlights on pages 21 and 23 for the actual Total Fund Operating Expenses paid in fiscal 2009.  Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages.  Performance data quoted represents past performance; past performance is not indicative of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.

ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998.  For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

iii	The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares, see the Financial Highlights on page 24.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® (an index of the 1,000 largest companies in the Russell 3000® Index representing approximately 90% of the U.S. market).  The Russell 2000® Index,  representing approximately 10% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. market).  You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	January 21, 2010

Dear Fellow Shareholder:

In 2008, the housing price bubble deflated with severe financial and economic consequences.  Many derivatives and other financial instruments related to housing prices experienced dramatic losses especially those that were structured with significant leverage.  Dislocations spread within financial markets and to the real economies of the United States and numerous other countries.  The response to the resulting global disruption was multinational coordination of expansionary monetary policies to stabilize the international financial system. Many nations also aggressively applied fiscal stimulus to support economic demand, often directly as a substitute for consumer spending and indirectly through increased transfer payments to maintain disposable income.

During this turbulent time, the U.S. Government was a leader with aggressive policy actions to combat severe dislocations in the domestic financial markets and their depressing effects on the real economy. These initiatives included the Federal Reserve cutting short term interest rates to nearly zero, backstopping a number of financial entities to ensure the functioning of money and short term debt markets, and committing to purchase $1.45 trillion of Government Sponsored Enterprise (GSE) mortgage backed securities and debt along with $300 billion of long term Treasury securities, in an effort to decrease long term interest rates. Fiscal policy initiatives included the $700 billion Troubled Asset Relief Program (TARP) passed by Congress in late 2008 to stabilize the banking system, a substantial increase in the size of the fiscal 2009 Federal budget and a $787 billion stimulus plan.  These efforts have met with some success.  For example – the U.S. economy has seen sequential improvement in quarterly real GDP growth starting with the second quarter of 2009.  In addition, the effectiveness of the Fed’s reflation effort is visible in the significant gains in the prices of many risky assets – stocks, bonds (except Treasuries) and commodities.

Regardless of the environment, the investment strategies for the Westport Fund and the Westport Select Cap Fund (each a “Fund” and collectively, the “Funds”) are focused on investing in companies that own attractive businesses with some insulation from competitors, have the ability to generate free cash flow and offer the potential for meaningful share price appreciation. If a company does not have these characteristics, it is unattractive, and a Fund will hold cash pending evaluation of other potential investments.   In 2009, the Westport Select Cap Fund provided a total return of 29.0%, exceeding the return of its benchmark, the Russell 2000® Index, by nearly 2 percentage points.  If the portfolio holdings of two for-profit education companies and three insurance brokers whose results were flat are excluded, the remainder of the portfolio returned 43% for the year.  The education companies, ITT Educational Services, Inc. and DeVry, Inc., are counter-cyclical in nature with enrollments and earnings responding positively to difficult economic conditions with rising unemployment.  Both companies’ operating results were very strong, exceeding analysts’ estimates for the number of new students, total enrollments and earnings.  Nevertheless, the Obama administration’s focus on value received for Federal education funds raised questions about future returns from owning for-profit education companies.

This depressed the education companies’ price-earnings ratios, and yielded flat results.  The insurance brokers saw property-casualty rates, which heavily influence their revenues, begin to level off, while policy coverages continued to contract as businesses maintained their cost cutting efforts. Over the twelve years since its inception, the Westport Select Cap Fund’s shares had an average annual return of 9.1%, exceeding that of the Russell 2000® Index by 4.7 percentage points per year.

The total return for the Westport Fund for 2009 was 32.2% versus 40.5% for its benchmark, the Russell Midcap® Index. About sixty percent of the difference in returns was the effect of the Fund’s cash position, which ranged from 22% to 9% during the year.  The level of stress in global financial and credit markets argued for conservatism in investing during the year.  International efforts to stabilize national markets and economies with fiscal and monetary stimulus were by no means guaranteed to be successful. This uncertain and unique environment, where the nature and magnitude of the risks were unclear, strongly suggested holding a greater than normal cash position to provide insurance and flexibility.  The remainder of the difference between the Fund’s annual return and that of its benchmark resulted from the boost the Russell Midcap® Index received from the outperformance of low quality companies as the risk of corporate failure decreased with the success of government stimulus.  These risky companies are usually unsuitable as Fund investments.  The aggregate return of companies without any earnings, a proxy for low quality equities, exceeded the Russell Midcap® Index’s return by 43 percentage points for the year ended December 31, 2009, and added 6 percentage points to the Index’s return.     Updating long term performance to include 2009 results, the average annual return for the Westport Fund in the twelve years since inception is 9.8% per year. The average annual return for the Russell Midcap® Index is 6.5% over the same period. The Westport Fund’s average annual return for the 12 year period compared to that of the Lipper Multi-Cap Core Index, which reflects results for mutual funds with holdings in all three market capitalization categories - small, medium and large - was an outperformance of 6.2 percentage points. However, historical results are no guarantee of future performance.

Outlook

Academic studies have shown that recessions precipitated by severe financial market dislocations are usually deeper and longer than otherwise.  Fed actions and the TARP stabilized the domestic financial system last year, but the U.S. consumer remains overleveraged placing downward pressure on consumption and upward pressure on the savings rate. Although the Federal government’s expansionary fiscal policy has largely offset the effect of a pullback in consumer spending, the price of this action is a $1.4 trillion Federal government budget deficit or 10% of nominal GDP for fiscal year 2009. It is expected that real GDP growth for the second half of fiscal 2009 will exceed 3%.  Most of this growth should be attributable to the end of reductions in business inventories and government support through programs such as “cash-for-clunkers.”

At this time, the domestic economy and financial system are stable, but the question concerning economists is the level of economic growth going forward. The consumer needs to maintain a savings rate near the current level in light of the high level of leverage, and there are limits to financial support from the Federal government. An expansionary fiscal policy which creates a large deficit that exceeds domestic savings requires capital from overseas, which is limited and comes at a price. Expansionary monetary policy, if too aggressive, would cause foreign creditors to question the value of dollar denominated assets and in the extreme could lead to a run on the currency. The administration in Washington has chosen to expand government’s role in the economy and not focus on economic priorities to assist the recovery. It will be interesting to see if the election of a Republican senator in Massachusetts, which removes the filibuster-proof majority for Democrats in the Senate, will lead to a greater focus on economic issues by the government.

Without consumer participation it is difficult to have high levels of real GDP growth given that consumer purchases account for more than two-thirds of real GDP.  Such participation is problematic with lower credit availability, greater savings and high unemployment.  Factoring in all the financial and budgetary constraints, the likely path for the US economy going forward is the “New Normal” proposed by Pacific Investment Management Company (PIMCO) which projects continued economic deleveraging and less than 3% real GDP growth smoothing out the effect of inventory changes.  The key to economic growth and the direction of the equity market is the reaction of the economy as government support through expansionary monetary and fiscal policy flattens and is gradually withdrawn. The first empirical evidence on economic sustainability will be available at the end of the first quarter of 2010 when the Federal Reserve completes its purchase of $1.25 trillion of mortgage backed securities and no longer supports the mortgage market with artificially low mortgage interest rates.  The portfolios of both Funds are structured to benefit from slow economic growth domestically and somewhat faster growth overseas.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

WESTPORT SELECT CAP FUND
PORTFOLIO SUMMARY
December 31, 2009

Portfolio Comments

Action by the Federal Government prevented a financial system “meltdown” after dramatic losses in most asset classes in late 2008 into early 2009.  The provision of liquidity, guarantees for key elements of the financial system and fiscal stimulus to support the economy, convinced investors that business and banking failures were unlikely to cause a systemic collapse.  The resulting equity market rally carried the Russell 2000® Index to a gain of 27.2% for 2009.  The performance of the Westport Select Cap Fund exceeded that of the benchmark by approximately 2 percentage points for the year.  However, this result was suppressed by the non-participation of two important industry groups within the Fund.  The for-profit education companies and the insurance brokers reported a flat performance for the year, contributing nothing to the Fund’s return.  If the 27% of assets invested in these two groups are excluded, the remainder of the Fund’s holdings appreciated 43% for the year.

Excellent gains for the year included those from Big Lots, Inc. (closeout retailer), Ruby Tuesday, Inc. (casual dining), Perot Systems Corp. (information technology services) and Forestar Group, Inc. (real estate investments), with the return from each exceeding 100% for 2009.  In addition, there were seven portfolio companies that reported returns in excess of 60% for the full year.  They included Precision Castparts Corp. (complex metal products), Del Monte Foods Company (food and pet products), Kinetic Concepts, Inc. (wound care), Universal Health Services, Inc. (acute care hospitals and behavioral health centers), Stone Energy Corp. (independent oil and gas company), Baldor Electric Company (electric motors), and Aribtron, Inc. (radio audience measurement).  The best performing industry group, which included Big Lots, Inc. and Del Monte Foods Company, was Consumer Products and Services.  The poorest performing industry group for the year was Banks and Thrifts.  Fortunately, there was only a small amount of capital invested in regional banks which continue to struggle with real estate based loans.

If the investment strategy of investing in good businesses at attractive prices is being successfully implemented, some portfolio holdings of the Westport Select Cap Fund should receive acquisition proposals with attractive price premiums.  In 2009 Perot Systems Corp. was acquired by Dell Inc. with a cash offer at a 67% premium and IMS Health, Inc. (pharmaceutical information) accepted a cash offer from private equity firms with a 30% premium.  The closing is expected to occur in the first quarter of 2010.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2009 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Services	17.9
Industrial Specialty Products	17.4
Consumer Products & Services	15.6
Health Care Products & Services	9.5
Insurance	9.0
Business Products & Services	8.1
Oil & Gas Producers	6.8
Publishing	3.4
Capital Goods	3.1
Security Products & Services	2.3
Other Holdings	5.0
Cash & Cash Equivalents	1.9
Total	100.0

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – December 31, 2009

Fund or Index	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	28.99%	2.45%	5.55%	9.05%
Russell 2000® Index	27.17%	0.51%	3.51%	4.36%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only.  Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes.  The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998.  For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

WESTPORT FUND
PORTFOLIO SUMMARY
December 31, 2009

Portfolio Comments

Equity markets decreased sharply beginning in late 2008 with the decline continuing through early March 2009.  The aggressive provision of liquidity by the Federal Reserve in support of financial markets and greater spending from fiscal stimulus, were judged by investors to be sufficient to prevent a “meltdown” of the U.S. financial system.  The resulting equity market rally was very strong with the Russell Midcap® Index rising over 40% in 2009 - outperforming all other major U.S. equity indices.  The Westport Fund also delivered a strong return in 2009 but its performance lagged the Index, held back by its cash holding and the significant contribution from risky low quality companies to the Index.

Of the 47 companies that were part of the Westport Fund’s portfolio during 2009, only four recorded price declines and two of these were regional banks.  Not surprisingly, Banks and Thrifts were the worst performing industry group.  WSFS Financial Corp. (Delaware bank) accounted for two thirds of the 2009 total portfolio loss of $1.5 million from the four losing portfolio holdings.  Among the positive results from the other 43 portfolio companies during the year were a number that were exceptional.  Chicago Bridge and Iron Company N.V. (storage tanks, engineering and construction) and Teradata Corp. (data warehousing) provided returns exceeding 100%, while those from Kinetic Concepts, Inc. (wound care), Amphenol Corp. (connectors), and Precision Castparts Corp. (complex metal products), were each in excess of 85%.  With the gains from Amphenol Corp. and Precision Castparts Corp., the Industrial Specialty Products segment was the best performing industry group for the year.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2009 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	15.3
Industrial Specialty Products	14.8
Oil & Gas Producers	13.5
Chemicals	9.9
Consumer Products & Services	9.2
Medical Products & Services	6.3
Health Care Products & Services	4.9
Insurance	3.1
Banks & Thrifts	3.1
Industrial Services	2.6
Other Holdings	8.6
Cash & Cash Equivalents	8.7
Total	100.0

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – December 31, 2009

Fund or Index	One Year	Five Years	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	32.17%	5.79%	6.52%	9.84%
Russell Midcap® Index	40.48%	2.43%	4.98%	6.45%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only.  Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes.  The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Class I shares of the Westport Fund commenced operations on February 9, 2001.  For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 24.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 98.1%	Shares	Market Value
Aircraft Maintenance & Services — 0.9%
AAR Corp.(a)	291,522	$6,699,176

Banks & Thrifts — 0.1%
The South Financial Group, Inc.	875,384	564,360

Business Products & Services — 8.1%
Arbitron, Inc.	677,753	15,872,975
CACI International, Inc.(a)	185,900	9,081,215
IMS Health, Inc.	450,000	9,477,000
Synopsys, Inc.(a)	1,063,892	23,703,514
		58,134,704
Capital Goods — 3.1%
Baldor Electric Company	804,002	22,584,416

Communications Equipment & Services — 0.6%
General Communication, Inc. - Class A(a)	739,450	4,717,691

Consumer Products & Services — 15.6%
Big Lots, Inc.(a)	1,313,056	38,052,363
Carter’s, Inc.(a)	275,000	7,218,750
Darden Restaurants, Inc.	733,000	25,706,310
Del Monte Foods Company	2,235,154	25,346,646
Orient-Express Hotels Ltd. - Class A(a)	579,100	5,872,074
Ruby Tuesday, Inc.(a)	573,896	4,132,051
Saks, Inc.(a)	912,600	5,986,656
		112,314,850
Engineering & Consulting — 1.0%
KBR, Inc.	375,586	7,136,134

Health Care Products & Services — 9.5%
Psychiatric Solutions, Inc.(a)	402,000	8,498,280
Universal Health Services, Inc. - Class B	1,970,400	60,097,200
		68,595,480
Industrial Services — 17.9%
DeVry, Inc.	1,275,000	72,330,750
ITT Educational Services, Inc.(a)	596,000	57,192,160
		129,522,910

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009

COMMON STOCKS — 98.1% (Continued)	Shares	Market Value
Industrial Specialty Products — 17.4%
Charles River Laboratories International, Inc.(a)	701,300	$23,626,797
EMS Technologies, Inc.(a)	252,613	3,662,888
IPG Photonics Corp.(a)	587,227	9,830,180
Precision Castparts Corp.	642,500	70,899,875
QLogic Corp.(a)	678,209	12,797,804
Rogers Corp.(a)	164,800	4,995,088
		125,812,632
Insurance — 9.0%
Arthur J. Gallagher & Company	673,817	15,167,621
Brown & Brown, Inc.	778,614	13,991,693
Willis Group Holdings Ltd.	1,355,900	35,768,642
		64,927,956
Medical Products & Services — 1.6%
Kinetic Concepts, Inc.(a)	300,250	11,304,413

Oil & Gas Producers — 6.8%
Forest Oil Corp.(a)	905,558	20,148,666
Plains Exploration & Production Company(a)	800,003	22,128,083
Stone Energy Corp.(a)	374,000	6,750,700
		49,027,449
Publishing — 3.4%
John Wiley & Sons, Inc.	590,330	24,723,020

Real Estate & Construction — 0.7%
Forestar Group, Inc.(a)	239,096	5,255,330

Security Products & Services — 2.3%
Checkpoint Systems, Inc.(a)	1,073,637	16,372,964

Other — 0.1%		767,000

TOTAL COMMON STOCKS (Cost $470,457,328)		$708,460,485

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009

MONEY MARKETS — 1.9%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	13,423,393	$13,423,393

TOTAL MONEY MARKETS (Cost $13,423,393)		$13,423,393

TOTAL INVESTMENT SECURITIES — 100.0% (Cost $483,880,721)		$721,883,878

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(59,399)

NET ASSETS — 100.0%		$721,824,479

(a)	Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 91.3%	Shares	Market Value
Banks & Thrifts — 3.1%
Cullen/Frost Bankers, Inc.	70,000	$3,500,000
State Street Corp.	62,500	2,721,250
SunTrust Banks, Inc.	10,000	202,900
WSFS Financial Corp.	48,546	1,244,234
		7,668,384
Broadcasting/Cable TV/Advertising — 0.7%
Interpublic Group of Companies, Inc.(a)	215,000	1,586,700

Business Products & Services — 15.3%
CA, Inc.	375,000	8,422,500
CACI International, Inc.(a)	35,000	1,709,750
Diebold, Inc.	58,500	1,664,325
Lender Processing Services, Inc.	190,000	7,725,400
Parametric Technology Corp.(a)	380,000	6,209,200
Synopsys, Inc.(a)	379,100	8,446,348
Teradata Corp.(a)	99,200	3,117,856
		37,295,379
Capital Goods — 2.0%
Baldor Electric Company	175,000	4,915,750

Chemicals — 9.9%
Air Products and Chemicals, Inc.	98,000	7,943,880
FMC Corp.	152,500	8,503,400
Praxair, Inc.	95,000	7,629,450
		24,076,730
Consumer Products & Services — 9.2%
American Eagle Outfitters, Inc.	245,000	4,160,100
Del Monte Foods Company	334,000	3,787,560
Dr. Pepper Snapple Group, Inc.	300,000	8,490,000
McCormick & Company, Inc.	167,500	6,051,775
		22,489,435
Engineering & Consulting — 1.5%
Chicago Bridge & Iron Company N.V.(a)	181,600	3,671,952

Health Care Products & Services — 4.9%
CVS/Caremark Corp.	167,090	5,381,969
Laboratory Corporation of America Holdings(a)	62,153	4,651,530
Universal Health Services, Inc. - Class B	60,000	1,830,000
		11,863,499

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009

COMMON STOCKS — 91.3% (Continued)	Shares	Market Value
Industrial Services — 2.6%
Republic Services, Inc.	220,000	$6,228,200

Industrial Specialty Products — 14.8%
Amphenol Corp.	141,300	6,525,234
Charles River Laboratories International, Inc.(a)	135,000	4,548,150
FEI Company(a)	39,000	911,040
International Rectifier Corp.(a)	62,000	1,371,440
Pall Corp.	252,500	9,140,500
Precision Castparts Corp.	108,101	11,928,945
Texas Instruments, Inc.	65,064	1,695,568
		36,120,877
Insurance — 3.1%
Brown & Brown, Inc.	200,000	3,594,000
Willis Group Holdings Ltd.	155,000	4,088,900
		7,682,900
Medical Products & Services — 6.3%
Abbott Laboratories	67,500	3,644,325
Kinetic Concepts, Inc.(a)	95,547	3,597,345
Varian Medical Systems, Inc.(a)	175,000	8,198,750
		15,440,420
Oil & Gas Producers — 13.5%
Anadarko Petroleum Corp.	170,000	10,611,400
EOG Resources, Inc.	119,300	11,607,890
Forest Oil Corp.(a)	122,500	2,725,625
Plains Exploration & Production Company(a)	180,824	5,001,592
Stone Energy Corp.(a)	162,541	2,933,865
		32,880,372
Transportation — 2.1%
FedEx Corp.	60,000	5,007,000

Utilities — 2.3%
Entergy Corp.	70,000	5,728,800

TOTAL COMMON STOCKS (Cost $192,972,270)		$222,656,398

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009

MONEY MARKETS — 8.8%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	21,565,089	$21,565,089

TOTAL MONEY MARKETS (Cost $21,565,089)		$21,565,089

TOTAL INVESTMENT SECURITIES — 100.1%
(Cost $214,537,359)		$244,221,487

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(230,766)

NET ASSETS — 100.0%		$243,990,721

(a)	Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$483,880,721	$214,537,359
At market value (Note 2)	$721,883,878	$244,221,487
Dividends and interest receivable	1,001,673	290,436
Receivable for capital shares sold	554,580	561,663
Receivable for securities sold	—	417,050
Other assets	70,722	37,989
TOTAL ASSETS	723,510,853	245,528,625

LIABILITIES
Payable for capital shares redeemed	723,976	155,979
Payable for securities purchased	—	1,028,017
Payable to Adviser (Note 4)	606,118	180,320
Other accrued expenses and liabilities	356,280	173,588
TOTAL LIABILITIES	1,686,374	1,537,904

NET ASSETS	$721,824,479	$243,990,721

Net assets consist of:
Paid-in capital	$483,883,462	$215,783,865
Accumulated net realized losses from security transactions	(62,140)	(1,477,272)
Net unrealized appreciation on investments	238,003,157	29,684,128
Net assets	$721,824,479	$243,990,721

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$274,861,106	$193,620,246
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	13,765,526	9,988,063
Net asset value, offering price and redemption price per share (Note 2)	$19.97	$19.39

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$446,963,373	$50,370,475
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	21,823,634	2,602,932
Net asset value, offering price and redemption price per share (Note 2)	$20.48	$19.35

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$5,853,136	$1,757,923
Interest	85,454	18,646
TOTAL INVESTMENT INCOME	5,938,590	1,776,569

EXPENSES
Investment advisory fees (Note 4)	6,678,127	1,501,307
Shareholder servicing fees, Class R (Note 4)	378,767	171,842
Transfer agent fees, Class R (Note 4)	344,458	152,946
Administration and accounting services fees (Note 4)	265,119	73,379
Transfer agent fees, Class I (Note 4)	160,293	7,551
Shareholder reporting costs	112,738	30,920
Professional fees	112,184	75,692
Registration fees, Class R	43,203	35,935
Insurance expense	40,175	7,090
Compliance fees and expenses	36,559	19,075
Trustees’ fees and expenses	32,248	32,248
Registration fees, Class I	23,764	17,741
Custodian fees	21,519	6,489
Other expenses	33,041	13,016
TOTAL EXPENSES	8,282,195	2,145,231

NET INVESTMENT LOSS	(2,343,605)	(368,662)

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	15,710,921	(1,466,708)
Net change in unrealized appreciation/depreciation on investments	155,112,190	51,363,808
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	170,823,111	49,897,100

NET INCREASE IN NET ASSETS FROM OPERATIONS	$168,479,506	$49,528,438

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
FROM OPERATIONS:
Net investment loss	$(2,343,605)	$(4,223,488)	$(368,662)	$(316,182)
Net realized gains (losses) from security transactions	15,710,921	(5,650,699)	(1,466,708)	342,569
Net change in unrealized appreciation/depreciation on investments	155,112,190	(321,565,847)	51,363,808	(41,466,056)
Net increase (decrease) in net assets from operations	168,479,506	(331,440,034)	49,528,438	(41,439,669)

DISTRIBUTIONS TO SHAREHOLDERS:
From investment income, Class R	—	—	—	(6,929)
From investment income, Class I	—	—	—	(1,246)
From realized gains, Class R	(3,873,913)	—	—	(290,427)
From realized gains, Class I	(6,186,309)	—	—	(52,208)
Decrease in net assets from distributions to shareholders	(10,060,222)	—	—	(350,810)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	102,677,191	187,815,052	113,117,582	134,033,433
Reinvested Dividends	3,856,750	—	—	288,295
Payments for shares redeemed	(192,460,071)	(176,519,674)	(53,154,828)	(47,090,288)
Net increase (decrease) in net assets from Class R share transactions	(85,926,130)	11,295,378	59,962,754	87,231,440

CLASS I
Proceeds from shares sold	113,107,486	142,059,319	32,093,794	5,409,482
Reinvested Dividends	3,761,442	—	—	42,077
Payments for shares redeemed	(115,735,866)	(124,244,383)	(6,612,836)	(433,582)
Net increase in net assets from Class I share transactions	1,133,062	17,814,936	25,480,958	5,017,977

Net increase (decrease) in net assets from capital share transactions	(84,793,068)	29,110,314	85,443,712	92,249,417

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,626,218	(302,329,720)	134,972,150	50,458,938

NET ASSETS:
Beginning of year	648,198,263	950,527,983	109,018,571	58,559,633
End of year	$721,824,479	$648,198,263	$243,990,721	$109,018,571

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Class R
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of year	$15.70	$23.31	$24.56	$24.16	$24.06

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.13)	0.11	0.01	(0.18)
Net realized and unrealized gains (losses) on investments	4.65	(7.48)	1.47	3.00	2.27
Total from investment operations	4.56	(7.61)	1.58	3.01	2.09

Less distributions:
From net investment income	—	—	(0.14)	(0.01)	—
From net realized gains	(0.29)	—	(2.69)	(2.59)	(1.99)
From return of capital	—	—	—	(0.01)	—
Total distributions	(0.29)	—	(2.83)	(2.61)	(1.99)

Net asset value end of year	$19.97	$15.70	$23.31	$24.56	$24.16

Total Return	28.99%	(32.65%)	6.38%	12.41%	8.63%

Net assets at end of year (000’s)	$274,861	$301,444	$444,327	$439,959	$440,811

Ratio of net expenses to average net assets	1.37%	1.37%	1.33%	1.32%	1.31%

Ratio of net investment income (loss) to average net assets	(0.48%)	(0.60%)	0.41%	0.02%	(0.74%)

Portfolio turnover rate	6%	4%	6%	7%	2%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Class I
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of year	$16.07	$23.80	$24.97	$24.52	$24.34

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	0.18	0.04	(0.12)
Net realized and unrealized gains (losses) on investments	4.75	(7.65)	1.50	3.07	2.29
Total from investment operations	4.70	(7.73)	1.68	3.11	2.17

Less distributions:
From net investment income	—	—	(0.16)	(0.04)	—
From net realized gains	(0.29)	—	(2.69)	(2.59)	(1.99)
From return of capital	—	—	—	(0.03)	—
Total distributions	(0.29)	—	(2.85)	(2.66)	(1.99)

Net asset value at end of year	$20.48	$16.07	$23.80	$24.97	$24.52

Total Return	29.20%	(32.48%)	6.68%	12.69%	8.86%

Net assets at end of year (000’s)	$446,963	$346,754	$506,201	$579,405	$808,546

Ratio of net expenses to average net assets	1.15%	1.15%	1.11%	1.09%	1.09%

Ratio of net investment income (loss) to average net assets	(0.25%)	(0.38%)	0.62%	0.13%	(0.49%)

Portfolio turnover rate	6%	4%	6%	7%	2%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Class R
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of year	$14.67	$21.11	$19.21	$18.87	$18.05

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	0.04	(0.16)	(0.13)
Net realized and unrealized gains (losses) on investments	4.76	(6.35)	2.60	2.67	2.23
Total from investment operations	4.72	(6.39)	2.64	2.51	2.10

Less distributions:
From net investment income	—	—	(0.04)	—	—
From net realized gains	—	(0.05)	(0.70)	(2.17)	(1.28)
Total distributions	—	(0.05)	(0.74)	(2.17)	(1.28)

Net asset value end of year	$19.39	$14.67	$21.11	$19.21	$18.87

Total Return	32.17%	(30.28%)	13.71%	13.27%	11.62%

Net assets at end of year (000’s)	$193,620	$92,583	$41,975	$34,879	$51,843

Ratio of net expenses to average net assets	1.31%	1.37%	1.49%	1.49%	1.45%

Ratio of net investment income (loss) to average net assets	(0.25%)	(0.35%)	0.21%	(0.67%)	(0.63%)

Portfolio turnover rate	5%	3%	9%	1%	45%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Class I
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of year	$14.63	$21.03	$19.14	$18.80	$17.98

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	0.04	(0.10)	(0.13)
Net realized and unrealized gains (losses) on investments	4.73	(6.31)	2.59	2.61	2.23
Total from investment operations	4.72	(6.35)	2.63	2.51	2.10

Less distributions:
From net investment income	—	—	(0.04)	—	—
From net realized gains	—	(0.05)	(0.70)	(2.17)	(1.28)
Total distributions	—	(0.05)	(0.74)	(2.17)	(1.28)

Net asset value at end of year	$19.35	$14.63	$21.03	$19.14	$18.80

Total Return	32.26%	(30.20%)	13.73%	13.32%	11.67%

Net assets at end of year (000’s)	$50,371	$16,436	$16,585	$13,570	$9,938

Ratio of net expenses to average net assets	1.15%	1.29%	1.48%	1.45%	1.47%

Ratio of net investment income (loss) to average net assets	(0.07%)	(0.28%)	0.22%	(0.62%)	(0.71%)

Portfolio turnover rate	5%	3%	9%	1%	45%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, no-load, open-end management investment company.  The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997.  The Trust has established two separate series:  the Westport Select Cap Fund and the Westport Fund (the “Funds”).  The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share.  Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies.  A small capitalization company has market capitalization of $2 billion or less at the time of the Fund’s initial investment.  Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation.  Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity.  In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares.  Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation.  The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income.  The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies.  A mid capitalization company has a market capitalization between $2 billion and $10 billion.  The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares:  Class R shares and Class I shares.  Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable.  The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time).  Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price.  Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees.  Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Fair Value Measurements.  Fair Value Measurements establish a single authoritative definition of fair value, sets out a framework for measuring fair value and require additional disclosures about fair value measurements.  The Funds adopted Fair Value Measurements effective July 1, 2008. Fair Value Measurements establish a hierarchy that prioritizes the various inputs used in determining the value of a Fund’s investments.  The three broad levels of the hierarchy are described below:

•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2009:

Westport Select Cap Fund

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs^	Total
Common Stocks*	$708,460,485	$—	$—	$708,460,485
Money Markets	13,423,393	—	—	13,423,393
Total	$721,883,878	$—	$—	$721,883,878

^	The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of January 1, 2009	$1,611,700
Realized gain	—
Net purchases of investments	—
Transfers in (out) of Level 3	(720,050)
Net change in unrealized depreciation	(891,650)
Balance as of December 31, 2009	$—

Westport Fund

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$222,656,398	$—	$—	$222,656,398
Money Markets	21,565,089	—	—	21,565,089
Total	$244,221,487	$—	$—	$244,221,487

*	All sub-categories within common stocks represent level 1 evaluation status. See Portfolio of Investments for industry categories.

The Funds did not hold any Level 2 securities during the year ended December 31, 2009.

In March 2008, the FASB issued Disclosures about Derivative Instruments and Hedging Activities. The provisions are effective for fiscal years beginning after November 15, 2008. Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated the implications of Disclosures about Derivative Instruments and Hedging Activities and has determined that they have no impact on the Funds’ financial statements.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.  The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.  Dividends arising from net investment income, if any, are declared and paid annually.  Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date.  Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2009 and December 31, 2008 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended Dec. 31, 2009	For the Year Ended Dec. 31, 2008	For the Year Ended Dec. 31, 2009	For the Year Ended Dec. 31, 2008
From ordinary income	$—	$—	$—	$8,175
From long-term capital gains	10,060,221	—	—	342,635
	$10,060,221	$—	$—	$350,810

As of December 31, 2009, the Westport Fund had accumulated capital loss carryforwards of $1,052,726 which will each expire in the year 2017. To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryforward. During the fiscal year ended December 31, 2009, the Westport Select Cap Fund utilized $904,831 of capital loss carryforwards.

As of December 31, 2009, the Westport Fund had $413,982 of post-October losses, which were deferred until January 1, 2010 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The following information is computed on a tax basis for each item for the year ended December 31, 2009:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$289,854,569	$44,833,839
Gross unrealized depreciation	(51,913,552)	(15,160,275)
Net unrealized appreciation	$237,941,017	$29,673,564
Undistributed ordinary income	—	—
Accumulated Capital and Other Losses	—	(1,466,708)
Total accumulated earnings	237,941,017	28,206,856
Federal income tax cost*	$483,942,861	$214,547,923

*
The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

Reclassification of capital accounts – The following reclassifications made by the Funds during the tax year ended December 31, 2009, are primarily the result of differences in the tax treatment of net investment losses.

	Accumulated Net Investment Loss	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$2,343,605	$(2,343,605)	$—
Westport Fund	$368,662	$(368,662)	$—

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.	Investment Transactions

For the year ended December 31, 2009, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $34,867,208 and $84,210,624, respectively, for the Westport Select Cap Fund, and $94,436,389 and $7,985,870, respectively, for the Westport Fund.

4.	Transactions with Affiliates and Service Providers

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement.  Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”).  The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2011.  The expense limitation agreement does not include recapture provisions.  No fees were waived by the Adviser in 2009.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) services include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the SEC related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund.  Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders.  For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship.  For the year ended December 31, 2009, shareholder servicing fees of $378,767 and $171,842 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain recordkeeping services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees.  For the year ended December 31, 2009, recordkeeping fees of $288,292 and $123,479 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, recordkeeping fees of $82,380 and $2,369 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the year ended December 31, 2009.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”).  Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares.  UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES
Under the terms of the Compliance Services Agreement between the Trust and IFS Financial Services, Inc., (“IFS”), IFS provided the Chief Compliance Officer (CCO) to the Funds for the year ended December 31, 2009.  The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and its service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
CLASS R
Shares sold	6,083,224	9,477,651	6,985,918	6,974,815
Shares reinvested	190,739	—	—	19,965
Shares redeemed	(11,705,215)	(9,339,387)	(3,309,341)	(2,671,380)
Net increase (decrease) in shares outstanding	(5,431,252)	138,264	3,676,577	4,323,400
Shares outstanding, beginning of year	19,196,778	19,058,514	6,311,486	1,988,086
Shares outstanding, end of year	13,765,526	19,196,778	9,988,063	6,311,486

CLASS I
Shares sold	6,535,972	6,856,912	1,895,306	363,082
Shares reinvested	181,362	—	—	2,924
Shares redeemed	(6,475,265)	(6,543,520)	(415,918)	(31,038)
Net increase (decrease) in shares outstanding	242,069	313,392	1,479,388	334,968
Shares outstanding, beginning of year	21,581,565	21,268,173	1,123,544	788,576
Shares outstanding, end of year	21,823,634	21,581,565	2,602,932	1,123,544

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

Management has reviewed the events and transactions from January 1, 2010 to February 24, 2010, the date the financial statements were available to be issued, for subsequent events.

Effective January 1, 2010, under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, Inc., (“Vigilant”), Vigilant provides Chief Compliance Officer (CCO) services to the Funds.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Westport Fund
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds (the “Trust”), comprising respectively, the Westport Select Cap Fund and the Westport Fund, including the portfolios of investments as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trusts’ management.   Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westport Select Fund and Westport Fund as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2010

THE WESTPORT FUNDS
OTHER ITEMS
December 31, 2009 (Unaudited)

Distributions

For the fiscal year ended December 31, 2009, the Westport Select Cap Fund designated long-term capital gains distributions pursuant to Section 852(b)(3) of the Internal Revenue Code of $10,060,221.

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter.  Interested investors may request a copy of that information, without charge, by calling toll-free  1-888-593-7878.  In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the Securities and Exchange Commission (“Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter.  The complete listing on Form N-Q (i) is available on the Commission’s website at http://www.sec.gov; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds.  A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2009 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1 888 593 7878 or (iii) on the Commission’s website at http://www.sec.gov.

Considerations in Approving the Renewal of the Investment Advisory Agreement.

On September 11, 2009, the Board of Trustees, including the Trustees who are not parties to the Investment Advisory Agreement (“Advisory Agreement”) between the Trust and Westport Advisers, LLC, the Funds’ investment adviser (the “Adviser”), or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Trustees”), considered and approved the renewal of the Advisory Agreement for an additional term of one year. Prior to the meeting, the Trustees (i) reviewed materials provided by the Adviser in response to a letter submitted by Trust counsel requesting that the Adviser provide certain information to the Trustees and (ii) received guidance regarding their fiduciary duties, in each case in connection with considering the renewal of the Advisory Agreement.  The Trustees also review and assess the quality of the services the Funds receive throughout the year, and kept the information they have learned from such ongoing oversight in mind in their deliberations.

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser.  In approving the renewal of the Advisory Agreement, the Independent Trustees and the Board of Trustees as a whole reached the conclusions set forth below, based on the considerations indicated, among others:

Nature, Quality and Extent of Services Provided by the Adviser. The Trustees determined that they were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees: (i) considered that the Adviser furnishes a continuous investment program for the Funds, makes day-to-day investment decisions for the Funds and manages the Funds’ investments in accordance with each Fund’s investment policies as stated in the Funds’ prospectus, and (ii) noted the experience of the Adviser’s personnel and the level of knowledge that they demonstrate with respect to the Funds and the market. The Trustees also considered that the Adviser maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board, and the Adviser’s culture of ethics and compliance.

Performance. The Trustees determined that the Funds’ short-term and long-term performance has been satisfactory on a relative and objective basis.  In reaching this conclusion, the Trustees considered performance information prepared for the Trustees by Lipper, Inc. (“Lipper”) comparing, among other things, the performance of the Funds over varying time periods ending as of June 1, 2009 to the performance of (i) appropriate indices, (ii) a group comprised of a small number of directly comparable mutual funds selected by Lipper for performance comparison purposes; and (iii) a broader universe of generally comparable mutual funds selected by Lipper for performance comparison purposes.  The Trustees noted in particular the Funds’ strong performance relative to both the indices and the group and universe of mutual funds selected by Lipper, especially over longer time periods   The Trustees also noted that, over the course of the year, they had the opportunity to discuss the Funds’ performance extensively with the portfolio managers and they were satisfied with the way the portfolios were being managed.

Costs and Profitability. The Trustees concluded that the levels of the costs of the services provided to the Funds by the Adviser and such profits as the Adviser realizes with respect to its relationship with the Funds were acceptable in light of the service provided by the Adviser and the performance the Adviser has been able to produce for the Funds.  In reaching this conclusion, the Trustees considered:

•
data compiled by Lipper indicating that the Funds by most comparisons had higher, but not significantly higher, advisory fees and operating expenses than the median and average of (i) a group comprised of a small number of directly comparable mutual funds and (ii) a broader universe of generally comparable mutual funds, in each case selected by Lipper for cost comparison purposes;

•
that, (i) while the Adviser’s only clients are the Funds, the Adviser’s investment adviser affiliate receives advisory fees from its institutional separately managed account clients that are typically equivalent to the investment advisory fees paid by the Funds, for managing those clients’ assets using substantially the same investment strategy as used for the Funds; and (ii) the institutional clients of the Adviser’s affiliate typically require less non-investment service than the Funds;  and

•
the willingness of the Adviser to provide information about its costs in providing its services to the Funds, the fact that the portfolio managers for the Funds also own the Adviser, and the high level of service provided to and strong performance produced by the Adviser with respect to the Funds.

The Trustees also considered that the principals of the Adviser’s investment advisory affiliate benefit from being able to introduce potential clients that do not satisfy the affiliate’s account minimum to the Funds.

Economies of Scale. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined that a breakpoint was not warranted at this time.  In reaching this determination, the Trustees considered that the ability of the Funds to experience significant economies of scale was limited, given the nature of the Funds’ investment strategies and focus on investing in companies with smaller capitalizations, and the Adviser’s representation that, in all likelihood, the Funds would need to be closed to new investors before they grew to a level at which significant potential economies of scale could be achieved.

After deliberating on the factors set forth above, among others, and based on its evaluation of the information provided to it, the Board and the Independent Trustees found that the fees paid by the Funds to the Adviser under the Advisory Agreement are fair and reasonable. The Board and the Independent Trustees also concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreement with respect to each Fund.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs:  (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses.  You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2009” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.  As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Six Months Ended December 31, 2009*	Net Expense Ratio Annualized December 31, 2009	Total Return Ended Six Months December 31, 2009
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,194.10	$7.45	1.35%	19.41%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.21	$6.85	1.35%	1.82%
Class I	Actual	$1,000.00	$1,194.60	$6.27	1.13%	19.46%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.77	1.13%	1.93%
Westport Fund
Class R	Actual	$1,000.00	$1,224.90	$7.21	1.29%	22.49%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.52	$6.54	1.29%	1.85%
Class I	Actual	$1,000.00	$1,226.20	$6.07	1.08%	22.62%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.51	1.08%	1.95%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal half-year divided by # of days in current fiscal year (184/365) to reflect the one-half year period.

Management of the Trust

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships
DISINTERESTED TRUSTEES:
Raymond J. Armstrong 253 Riverside Avenue Westport, CT 06880 Age 84	Trustee, November 14, 1997 – present	Retired	2	none
Stephen E. Milman 253 Riverside Avenue Westport, CT 06880 Age 72	Trustee, November 14, 1997 – present	Retired	2	none
D. Bruce Smith, II 253 Riverside Avenue Westport, CT 06880 Age 71	Trustee, November 14, 1997 – present	Retired	2	none
Edward K. Mettelman 253 Riverside Avenue Westport, CT 06880 Age 55	Trustee, January 1, 2008 – present	Managing Director, Investment Strategies Fund LP (September 2009-Present); Retired prior to September 2009.	2	Director, Ganeden Biotech, Inc.
INTERESTED TRUSTEE*:
Edmund H. Nicklin, Jr. 253 Riverside Avenue Westport, CT 06880 Age 63	Trustee, November 14, 1997 – present and President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Executive Vice President, Westport Asset Management, Inc.	2	none

*	All Interested Trustees are “interested persons” of the Funds as defined in the 1940 Act by virtue of their interest in the investment adviser.

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships
OFFICERS OF THE TRUST:
Andrew J. Knuth 253 Riverside Avenue Westport, CT 06880 Age 71	Executive Vice President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Chairman, Westport Asset Management, Inc.	n/a	n/a
Ronald H. Oliver 253 Riverside Avenue Westport, CT 06880 Age 81	Executive Vice President and Secretary, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; President, Westport Asset Management, Inc.	n/a	n/a
Terry A. Wettergreen 253 Riverside Avenue Westport, CT 06880 Age 59	Vice President, October 7, 1999 – present, and Treasurer, March 8, 2002 – present	Vice President Operations, Westport Advisers, LLC	n/a	n/a
Russell M. Lynch 253 Riverside Avenue Westport, CT 06880 Age 60	Vice President, October 7, 1999 – present	Vice President Marketing, Westport Advisers, LLC	n/a	n/a
Mario A. Loya 253 Riverside Avenue Westport, CT 06880 Age 39	Vice President, September 11, 2009 – present	Vice President, Westport Advisers, LLC; Analyst, Westport Asset Management, Inc.	n/a	n/a
Joseph G. Melcher* 253 Riverside Avenue Westport, CT 06880 Age 36	Chief Compliance Officer, September 24, 2004 – December 31, 2009	Senior Compliance Officer, IFS Financial Services, Inc. (2003-2009)	n/a	n/a

*
At its December 11, 2009 Board of Trustees meeting, the Trustees, based upon a recommendation of the Nominating Committee, determined to appoint Salvatore Faia as the Chief Compliance Officer of the Trust effective on January 1, 2010.

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on the Funds’ website at www.westportfunds.com or upon request by calling 1-888-593-7878.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics ("Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, no amendments were made to the provisions of the Code, nor were any implicit or explicit waivers to the provisions of the Code granted.

The registrant will provide to any person, without charge, upon request, a copy of the Code, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3.    Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4.    Principal Accountant Fees and Services

(a)	Audit Fees

December 31, 2009	December 31, 2008
$31,000	$30,400

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2009 and December 31, 2008 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b)	Audit-Related Fees

December 31, 2009	December 31, 2008
$2,050	$2,000

Such fees represent the fees billed for the fiscal years ended December 31, 2009 and December 31, 2008 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2009 and June 30, 2008, respectively.

(c)	Tax Fees

December 31, 2009	December 31, 2008
$5,500	$5,400

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)	All Other Fees

December 31, 2009	December 31, 2008
$0	$0

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2009 and December 31, 2008.

(e)	Pre-Approval Policies and Procedures

(1)

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE
of
THE WESTPORT FUNDS ("Trust")

(Adopted December 10, 2004)

The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

2.
The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

(1)          Pub. L. 107-204, 116 Stat. 745 (2002).

(2)          Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.	Pre-Approval of Audit Services to the Trust

1.
The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

2.	The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.
Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

4.	To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - by Types or Categories of Services

1.
The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

2.
The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

3.
Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

4.
The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

5.
The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

6.
The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

2.
Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

3.
The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Delegate will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

5.
The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.	Amendment; Periodic Review

1.	The Audit Committee may amend these Procedures from time to time.

2.	These Procedures shall be reviewed periodically by the Audit Committee.

F.	Recordkeeping

1.	The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

2.
In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.
A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Adopted:  December 10, 2004

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

1.	Annual audit of the Trust's financial statements.

2.	Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

3.
Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

4.	Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

5.
Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

6.	Attendance at any shareholder meeting.

7.	Attendance at audit committee meetings to review audit plan and discuss results.(3)

(3)               For other purposes, the definition of "audit services" may differ.

APPENDIX B

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Trust and its investment adviser;

2.
Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or  (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.
Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC
Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an Investment Company Complex Entity, except as noted:

Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

o	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

o	Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

o	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

Financial information systems design and implementation, including:

o	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

o
Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

Human resources. Services in this category are:

o	searching for or seeking out prospective candidates for managerial, executive, or director positions;

o	engaging in psychological testing, or other formal testing or evaluation programs;

o	undertaking reference checks of prospective candidates for an executive or director position;

o	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

o
recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

o	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

o	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

o	executing a transaction to buy or sell an audit client's investment; or

o	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX C

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

1.	Audit-Related Services (traditionally performed by the firm engaged as Auditor) o Audit of an employee benefit plan.

o	Due diligence procedures related to mergers and acquisitions.

o	Review of internal controls.

o	Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

2.	Tax Services

o	Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

o
Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

3.	Other Non-Audit Services o Advisory and consultation services.

o	Other non-audit services not listed above.

(2)        0%

(f)         Not applicable.

(g)         The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008 were $5,500 and $5,400, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008.

(h)         Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2009 or December 31, 2008.

Item 5.    Audit Committee of Listed Companies.

Not applicable.

Item 6.    Schedule of Investments.

This information is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2006.

(2)	Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  March 10, 2010

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:  March 10, 2010